September 30, 2026
Lazard Funds Summary Prospectus

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2026 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at https://www.lazardassetmanagement.com/us/en_us/investment-solutions/how-to-invest/mutual-funds. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to Contact.US@Lazard.com.

Lazard US Equity Focus Portfolio	Institutional Shares	Open Shares	R6 Shares
	LZUSX	LZUOX	RLUSX

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.55%	.55%	.55%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.23%	.56%	.23%
Total Annual Portfolio Operating Expenses	.78%	1.36%	.78%
Fee Waiver and/or Expense Reimbursement[1]	.08%	.41%	.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.70%	.95%	.70%

1 Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2027, to the extent Total Annual Portfolio Operating Expenses exceed .70%, .95% and .70% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 72	$ 241	$ 425	$ 959
Open Shares	$ 97	$ 390	$ 705	$ 1,599
R6 Shares	$ 72	$ 241	$ 425	$ 959

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio considers a company or issuer to be a “U.S. company” if: (i) the company/issuer is organized under the laws of or is domiciled in the U.S. or maintains its principal place of business in the U.S.; (ii) the security, or security of such company/issuer, is traded principally in the U.S.; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that has at least 50% of its assets in the U.S. Equity security investments primarily include common stocks.

The Investment Manager, through its bottom-up, fundamental research process, invests in companies that it believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. The Portfolio typically invests in 20 to 30 companies with market capitalizations generally over $5 billion. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

The Portfolio may invest up to 20% of its assets in securities of non-U.S. companies.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar

Summary Prospectus

actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-Diversification Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk: Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These securities may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk: Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. In addition, investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Sector Risk: Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as companies in the information technology sector, and the Portfolio would be expected to be affected by developments in that sector.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. Because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Information technology companies may be subject to intense market volatility, changing consumer preferences, and government regulation or scrutiny.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Summary Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of December 31, 2025

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Equity Focus Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Years ended December 31

Best Quarter:
2020, Q2	19.33%

Worst Quarter:
2020, Q1	-20.03%

Average Annual Total Returns
(for the periods ended December 31, 2025)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years
Institutional Shares:	12/30/2004
Returns Before Taxes		15.18%	10.74%	12.44%
Returns After Taxes on Distributions		11.60%	9.15%	10.37%
Returns After Taxes on Distributions and Sale of Portfolio Shares		11.17%	8.28%	9.64%
Open Shares (Returns Before Taxes)	12/30/2004	14.86%	10.44%	12.14%
R6 Shares (Returns Before Taxes)	5/19/2014	15.17%	10.73%	12.45%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		17.88%	14.42%	14.82%

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the U.S. economy.

Indexes are unmanaged and have no fees. One cannot invest directly in an index.

Summary Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

H. Ross Seiden, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since May 2018.

Janice Davies, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since April 2024.

Jessica Kittay, a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since September 2022.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*†	$10,000
Open Shares*	$2,500
R6 Shares†	$1,000,000

* Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

† There is no minimum investment amount for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, certain types of employee benefit plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Fund’s transfer agent, SS&C GIDS, on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Summary Prospectus

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com